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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 5, 1997





                           RENAISSANCERE HOLDINGS LTD.
               (Exact name of registrant as specified in charter)




          Bermuda                  34-0-26512               98-013-8020
(State or other jurisdiction       (Commission             (IRS Employer
     of incorporation)             File Number)          Identification No.)



 Renaissance House, 8-12 East Broadway                 HM 19
           Pembroke, Bermuda                        (Zip Code)
(Address of principal executive offices)



Registrant's telephone number, including area code:  (441) 295-4513





                                 Not Applicable
          (Former name or former address, if changed from last report)



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Item 5.  Other Events

         On February 5, 1997, RenaissanceRe Holdings Ltd. issued a press release announcing that the Board of Directors had voted to increase the Company's quarterly cash dividend by 25 percent to $0.25 per share from $0.20 per share. The Company also announced that Scott E. Pardee, Senior Advisor to, and the former Chairman of, Yamaichi International (America), Inc., was appointed a director of the Company.

         A copy of such Press Release is included herewith as Exhibit 99.1 and incorporated by reference herein.

Item 7.  Financial Statements and Exhibits

         (c)  Exhibit:

                  99.1 Press Release issued by the Company, dated February 5, 1997.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         RENAISSANCERE HOLDINGS LTD.



                                         /s/ Keith S. Hynes
                                         Name:  Keith S. Hynes
                                         Title: Senior Vice President
                                                and Chief Financial Officer

February 20, 1997



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                                  EXHIBIT INDEX

Exhibit

99.1                     Press Release of the Company, dated February 5, 1997.